EXHIBIT 99.1

December 22, 2006

Mr. Billy V. Ray, Jr.
President & Chief Executive Officer
Charys Holding Company, Inc.
1117 Perimeter Center West
Suite N415
Atlanta, GA  30338

Mr. H. Alec McLarty
Lead Director
Charys Holding Company, Inc.
1117 Perimeter Center West
Suite N415
Atlanta, GA  30338

Gentlemen:

For personal reasons, I have decided to resign from membership on the Board of Directors of Charys Holding Company, Inc. effective December 31, 2006.

Sincerely,

/s/ Catherine B. McKee

Catherine B. McKee
5850 North Echo Canyon Lane
Phoenix, AZ  85108